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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                  ------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

One Wall Street, New York, N.Y.                        10286
(Address of principal executive offices)               (Zip code)

                                  ------------

                       HomeSide Mortgage Securities, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                               59-2957725
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

                        HomeSide Global MBS Manager, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                               59-3689298
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

7301 Baymeadows Way
Jacksonville, Florida                                  32256
(Address of principal executive offices)               (Zip code)

                                  ------------

           Mortgage Backed Floating Rate Notes, Series 2001-1, Class A
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


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                  Name                                        Address
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     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany,
                                                  N.Y. 12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York   10005

     (B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.
          33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of January, 2001.


                                        THE BANK OF NEW YORK



                                        By:     /s/ MING SHIANG
                                            ----------------------
                                            Name:   MING SHIANG
                                            Title:  VICE PRESIDENT

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                Dollar Amounts
                                                                  In Thousands
                                                                --------------
ASSETS
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin .................................             $  4,194,838
  Interest-bearing balances ..........................                4,596,320
Securities:
  Held-to-maturity securities ........................                  837,052
  Available-for-sale securities ......................                4,877,379
Federal funds sold and Securities
  purchased under agreements to resell ...............                3,085,401
Loans and lease financing receivables:
  Loans and leases, net of unearned
   income ............................................               37,707,721
  LESS: Allowance for loan and
   lease losses ......................................                  598,990
  LESS: Allocated transfer risk
   reserve ...........................................                   12,370
  Loans and leases, net of unearned
   income, allowance, and reserve ....................               37,096,361
Trading Assets .......................................               10,039,718
Premises and fixed assets (including
  capitalized leases) ................................                  740,743
Other real estate owned ..............................                    4,714
Investments in unconsolidated
  subsidiaries and associated
  companies ..........................................                  178,845
Customers' liability to this bank on
  acceptances outstanding ............................                  887,442
Intangible assets ....................................                1,353,079
Other assets .........................................                4,982,250
                                                                   ------------
Total assets .........................................             $ 72,874,142
                                                                   ============

LIABILITIES
Deposits:
  In domestic offices ................................             $ 26,812,643
  Noninterest-bearing ................................               11,206,758
  Interest-bearing ...................................               15,605,885
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs ..................               26,338,068
  Noninterest-bearing ................................                  520,061
  Interest-bearing ...................................               25,818,007
Federal funds purchased and
  Securities sold under agreements to
  repurchase .........................................                1,789,285
Demand notes issued to the
  U.S.Treasury .......................................                  100,000
Trading liabilities ..................................                2,440,940
Other borrowed money:
  With remaining maturity of one year
   or less ...........................................                1,581,151
  With remaining maturity of more
   than one year through three years .................                        0
  With remaining maturity of more
   than three years ..................................                   31,080
Bank's liability on acceptances
  executed and outstanding ...........................                  889,948
Subordinated notes and debentures ....................                1,652,000
Other liabilities ....................................                4,914,363
                                                                   ------------
Total liabilities ....................................               66,549,478
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EQUITY CAPITAL
Common stock .........................................                1,135,285
Surplus ..............................................                  988,327
Undivided profits and capital reserves ...............                4,242,906
Net unrealized holding gains (losses)
  on available-for-sale securities ...................                  (11,848)
Accumulated net gains (losses) on
  cash flow hedges ...................................                        0
Cumulative foreign currency
  translation adjustments ............................                  (30,006)

Total equity capital .................................                6,324,664
                                                                   ------------
Total liabilities and equity capital .................             $ 72,874,142
                                                                   ============

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Thomas J. Mastro

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                           Directors
Alan R. Griffith


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